UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2024

DOVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 21, 2024, Dover Corporation (the “Company”) entered into a Transaction Agreement (the “Transaction Agreement”) with Terex Corporation, a Delaware corporation (“Purchaser”), pursuant to which, subject to the satisfaction of the conditions set forth in the Transaction Agreement, the Company has agreed to sell to Purchaser the Company’s businesses comprising the Environmental Solutions Group (the “Business”) for $2,000,000,000 in cash, subject to customary transaction adjustments in accordance with the Transaction Agreement (the “Transaction”).

Consummation of the Transaction is subject to the satisfaction or waiver of certain customary mutual closing conditions, including (i) the absence of any governmental order or injunction that would make illegal or prohibit the Transaction and (ii) the expiration or termination of the required waiting period (and any extensions thereof) under the Hart-Scott-Rodino Act, as amended. The obligation of each party to consummate the Transaction is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed in all material respects its obligations under the Transaction Agreement.

The Transaction Agreement contains representations, warranties and covenants of the Company and Purchaser generally customary for a transaction of this type. The Transaction Agreement also provides for customary indemnification related to liabilities intended to be assumed by Purchaser or retained by the Company and other matters. The Company and Purchaser also agreed to use their reasonable best efforts to cause the Transaction to be consummated and to obtain any required regulatory approvals.

The Transaction Agreement contains certain termination rights, including, among others, (i) for the Company and Purchaser, if the Transaction is not consummated on or before April 21, 2025 and (ii) for the Company and Purchaser, if any of the other party’s representations and warranties fails to be true and correct or the other party breaches or fails to perform its covenants or other agreements, in each case, such that a closing condition fails to be satisfied.

The foregoing description of the Transaction Agreement is subject to, and qualified in its entirety by reference to, the full text of the Transaction Agreement. A copy of the Transaction Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2024. The above description is not intended to provide any other factual information about the Company, Purchaser or the Business sold by the Company under the Transaction Agreement. In particular, the assertions embodied in the representations and warranties in the Transaction Agreement were made as of a specified date, are modified or qualified by information in a confidential disclosure schedule prepared in connection with the execution and delivery of the Transaction Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Transaction Agreement are not necessarily characterizations of the actual state of facts about the Company, Purchaser, or the Business sold by the Company under the Transaction Agreement at the time they were made or otherwise and should only be read in conjunction with the other information that the Company and Purchaser make publicly available in reports, statements and other documents filed with the U.S. Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this document other than statements of historical fact are statements that are, or could be deemed, “forward-looking” statements. Forward-looking statements are based on current expectations and are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control. Factors that could cause actual results to differ materially from current expectations include, among other things: (i) the parties’ ability to meet expectations regarding the timing, completion (if at all), accounting and tax treatment of the proposed transaction including (x) any failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed transaction and (y) the possibility of unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies impacting the value, timing or pursuit of the proposed transaction, (ii) general economic conditions and conditions in the particular markets in which we operate; (iii) supply chain constraints and labor shortages that could result in production stoppages, inflation in material input costs and freight logistics; (iv) the impacts of natural or human-induced disasters, acts of war, terrorism, international conflicts, and public health crises on the global economy and on our customers, suppliers, employees, business and cash flows; and (v) other risks to the Company’s business and operations; each as further discussed in the documents we file with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023, and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available from the Securities and Exchange Commission, and on our website, dovercorporation.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DOVER CORPORATION
(Registrant)

Date: July 23, 2024	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary